SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Commission File No. 0-28683

Date of Report: August 17, 2009

VANTONE INTERNATIONAL GROUP, INC.
(Name of Registrant in its Charter)

Nevada	41-1954595
(State or Other Jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

No. 195, Zhongshan Road, Heping District, Shenyang, Liaoning Province, P.R. China
(Address of principal executive offices)
86-24-2286-6686
(Registrant’s telephone number including area code)

Senior Optician Service, Inc.
(Former Name, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e

Item 5.03            Amendment to Articles of Incorporation

On August 17, 2009, Senior Optician Service, Inc. filed with the Secretary of State of the State of Nevada a Certificate of Amendment of its Articles of Incorporation.  The amendment changed the name of the corporation to Vantone International Group, Inc.

Item 9.01             Financial Statements and Exhibits

Exhibits

3-a           Certificate of Amendment of Articles of Incorporation filed on August 4, 2009, effective on August 17, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

August 19, 2009	VANTONE INTERNATIONAL GROUP, INC.

	By:	/s/ Honggang Yu
Honggang Yu, Chief Executive Officer